                                    10.19a
NATIONSBANK. N.A. (SOUTH)

                               SECURITY AGREEMENT
                                  (Floor Plan)
                               Date April 11, 1997

Between:                                  and

================================================================================

BANK: (SECURED PARTY)                        DEBTOR: (BORROWER)

NATIONSBANK, N.A. (SOUTH)                    Kia of Chattanooga, LLC
600 Peachtree Street 17th Floor              6015 International Drive
Atlanta, Georgia 30308                       Chattanooga, Tennessee 37421

Fulton County                                Hamilton County



(address including county)                   Name and address, including county)
================================================================================
Debtor is: [ ] Individual [ ]  Corporation [ ] Partnership [X] Other Limited
                                                               Liability
                                                               Corporation
--------------------------------------------------------------------------------
Address is Debtor's: [ ] Residence [X] Place of Business [ ] Chief Executive Office if more than one place of business
================================================================================

    [This Agreement contains some provisions preceded by boxes. Mark only those boxes beside provisions which will be applicable to this transaction. A box which is not marked means that the provision beside it is not applicable to this transaction.]

SECTION I. CREATION OF SECURITY INTEREST.

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and subject to the applicable terms of a Floor Plan Agreement, Floor Plan Promissory Note and this Floor Plan Security Agreement, Debtor hereby grants to Secured Party (Bank) a security interest in the Collateral described in Section 11 of this Security Agreement to secure performance and payment of all obligations and indebtedness of Debtor to Bank of whatever kind and whenever or however created or incurred. Said obligations and indebtedness includes but is not limited to any and all liabilities, fixed or contingent, whether arising by notes, discounts, overdraws, or in any other manner whatsoever.

SECTION II. COLLATERALS

     The Collateral of this Security Agreement is inventory of the following description:

[X]  New Motor Vehicles (now existing or hereafter acquired)

[ ]  Used Motor Vehicles (now existing or hereafter acquired)

including all parts and accessories added to vehicles, now existing or hereafter acquired by Debtor (Borrower), including any such goods as may be leased or held for leasing, together with any and all accounts and Proceeds arising from the sale, lease or disposition of said property and all returned, refused and repossessed goods, all monies received from manufacturers by way of credits, refunds or otherwise with respect to Collateral, and all Proceeds thereof (Collateral) to secure all debt of Debtor (Borrower) to Secured Party (Bank) under any and all present and future Advances of whatever kind and further including but not limited to the Line and all other debt of Debtor (Borrower) to Secured Party (Bank) of any nature now existing or hereafter arising, including but not limited to debt arising directly between Debtor (Borrower) and Bank or acquired outright, conditionally or as Collateral security from another by Secured Party, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising under the operation of law or otherwise, direct or indirect, whether incurred directly or as part of a partnership, association or other group, or whether incurred as principal, surety, indorser, accommodation party or otherwise. Debtor (Borrower) will execute and deliver any documents, instruments or agreements required by Secured Party (Bank) to evidence debt hereunder, grant, perfect and preserve the security interest, and otherwise carry out the terms of the Floor Plan Agreement, Floor Plan Note and this Floor Plan Security Agreement. See attached schedule for additional Collateral, if applicable.

     The inclusion of Proceeds in this Security Agreement does not authorize Debtor to sell, dispose of or otherwise use the Collateral in any manner not specifically authorized by the Floor Plan Agreement or this Security Agreement. The term "Proceeds" means proceeds as said term is defined in the Uniform Commercial Code and includes without limitation cash, accounts, general intangibles, documents, inventory (including trade-ins), instruments, chattel paper, equipment, and all other property of every kind received upon the sale, exchange, collection, lease or other disposition of inventory.

SECTION III. PAYMENT OBLIGATIONS OF DEBTOR.

     1. Debtor shall pay to Secured Party on demand all expenses and expenditures, including attorney fees, plus interest thereon at the highest legal rate per annum, pursuant to the provisions of the Floor Plan Agreement, Floor Plan Note and this Security Agreement.

     2. Debtor shall pay to Secured Party the earned outstanding indebtedness of Debtor to Secured Party upon demand or Debtor's default pursuant to the terms and conditions contained in a Floor Plan Note, Floor Plan Agreement or this Security Agreement.

SECTION IV. DEBTOR'S REPRESENTATIONS AND WARRANTIES.

     1. The representations and warranties contained in a Floor Plan Agreement between Debtor and Secured Party dated April 11, 1997, are hereby incorporated by reference for all purposes as if copied herein word for word.

     2. Debtor will execute alone or with Secured Party any Financing Statement or other document or procure any document, and pay all connected costs, necessary to perfect, continue and protect the security interest under this Security Agreement against the rights or interest of third persons.

     3. Debtor will at all times keep Collateral and its Proceeds separate and distinct from other property of Debtor and shall keep accurate and complete records of the Collateral and its Proceeds.

     4. Debtor shall pay prior to delinquency all taxes, charges, liens and assessments against the Collateral, and upon Debtor's failure to do so, Secured Party at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Such payment shall become part of the indebtedness secured by this Agreement and shall be paid to Secured Party by Debtor immediately and without demand, with interest thereon at the highest legal rate per annum.

     5. The Collateral shall remain in Debtor's possession or control at all times at Debtor's risk of loss; and be kept at the address shown at the beginning of this Agreement, or at _____________________________________________

________________________________________________________________________________
(No. and Street)              (City)               (County)             (State)

where Secured Party may inspect it at any time. Except for its temporary removal in connection with its ordinary use, Debtor shall not remove the Collateral from the above address without obtaining prior written consent from Secured Party. Debtor shall bear the risk of loss and damage to Collateral at all times.

     6. The Collateral will not be misused or abused, wasted or allowed to deteriorate, except for the ordinary wear and tear of its intended primary use, and will not be used in violation of any statute or ordinance.

     7. The Collateral will not be sold, transferred or disposed of by Debtor except in the ordinary course of business or be subjected to any other security interest unpaid charge, including rent and taxes, or to any subsequent interest of a third person created or suffered by Debtor voluntarily or involuntarily unless Secured Party consents in advance in writing to such sale, transfer, disposition, charge, or subsequent interest, or unless otherwise provided in this Agreement.

     8. Debtor will promptly notify Secured Party in writing of any addition to, change in or discontinuance of: (i) its address as shown at the beginning of this Security Agreement; (ii) the location of its place of business if it has one location or its chief executive office if it has more than one place of business as set forth in this Security Agreement; and (iii) the location of the office where it keeps its records as set forth in this Security Agreement.

     9. If any Collateral is leased or held for lease to customers of Debtor and is of a type normally used in more than one State (such as automotive equipment, rolling stock, airplanes, road building equipment, commercial harvesting equipment, construction machinery and the like), Debtor's place of business if it has one location or its chief executive office if it has more than one place of business is the address shown at the beginning of this Agreement.

     10. The office where Debtor keeps its records is 6015 International Drive, Chattanooga, TN 37421 (Hamilton County).

     11. Debtor shall account fully and faithfully to Secured Party for Proceeds from disposition of the Collateral in any manner and shall pay or turn over pursuant to paragraph 5(a) of the Floor Plan Agreement in cash, negotiable instruments, drafts, assigned accounts or chattel paper, all Proceeds from each sale to be applied to Debtor's indebtedness to Secured Party, subject, if other than cash, to final payment or collection.

     12. If any Collateral or Proceeds includes obligations of third parties to Debtor, the transactions giving rise to the Collateral shall conform in all respects to the applicable State or Federal law including but not limited to consumer credit law. Debtor shall hold harmless and indemnify Bank against any cost, loss or expense arising from Debtor's breach of this covenant.

     13. Without the written consent of Bank, Debtor shall not change its name, change its corporate status, use any trade name or engage in any business in which it was not engaged on the date of this Agreement.

     14. Debtor appoints any officer of Bank as Debtor's attorney-in-fact with full power in Debtor's name and behalf to do every act which Debtor is obligated to do or may be required to do hereunder; however, nothing in this paragraph shall be construed to obligate Bank to take any action hereunder nor shall Bank be liable to Debtor for failure to take any action hereunder. This appointment shall be deemed a power coupled with an interest and shall not be terminable as long as the obligations are outstanding and shall not terminate on the disability or incompetence of the Debtor.

     15. Debtor will comply with all State and Federal laws and regulations applicable to its business, whether now in effect or hereafter enacted including but not limited to the wage and hours laws and relating to the use or disposal of hazardous materials and wastes.

SECTION V. COVENANTS.

     The Covenants contained in a Floor Plan Agreement between Debtor and Secured Party dated April 11, 1997, are hereby incorporated by reference for all purposes as if copied word for word herein.

SECTION VI. Events of Default.

     Debtor shall be in default under this Security Agreement upon the happening of any of the following events or conditions (hereinafter called an "Event of Default"):

     1. The occurrence of any events of default referred to in a Floor Plan Agreement between Debtor and Secured Party dated April ____, 1997 all of which are hereby incorporated by reference for all purposes as if copied word for word herein.

     2. Debtor defaults in the due observance or performance of any terms or provisions of this Security Agreement or other Loan Documents.

     3. If any physical damage, property and/or other insurance, insuring said Collateral and the respective interests of the parties therein, is cancelled for any reason and the Debtor fails or refuses to furnish written proof to Secured Party of his having obtained substitute insurance coverage replacing the cancelled policies.

SECTION VII. SECURED PARTY'S RIGHTS AND REMEDIES.

     A. Rights Exclusive of Default.

          (1) This Security Agreement, Secured Party's rights hereunder or the indebtedness hereby secured may be assigned from time to time, and in any such case the Assignee shall be entitled to all of the rights, privileges and remedies granted in this Security Agreement to Secured Party, and Debtor will assert no claims or defenses it may have against Secured Party against the Assignee except those granted in this Security Agreement.

          (2) At its option, Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Secured Party on demand for any payment made, or any expense incurred by Secured Party pursuant to the foregoing authorization, plus interest thereon at the highest legal rate per annum.

          (3) Secured Party may execute, sign, endorse, transfer or deliver in the name of Debtor notes, checks, drafts or other instruments for the payment of money and receipts, certificates of origin, applications for certificates of title or any other documents, necessary to evidence, perfect or realize upon the security interest and obligations created by this Security Agreement.

          (4) Secured Party may notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness remitted by Debtor to Secured Party as Proceeds to pay Secured Party directly.

          (5) Secured Party may at any time demand, sue for, collect or make any compromise or settlement with reference to the Collateral as Secured Party, in its sole discretion, chooses.

          (6) Secured Party may enter upon Debtor's premises at any reasonable time to inspect the Collateral and Debtor's books and records pertaining to the Collateral; Secured Party may require the Debtor to assemble the Collateral for such inspection in a reasonably convenient place; and in all other ways the Debtor shall assist the Secured Party in making such inspection.

     B. Rights in Event of Default.

          (1) Upon the occurrence of an Event of Default, or if Secured Party deems payment of Debtor's obligations to Secured Party to be insecure, and at any time thereafter, Secured Party may declare all obligations secured hereby immediately due and payable and shall have the rights and remedies of a Secured Party under the Uniform Commercial Code as enacted in the State of Georgia, O.C.G.A. ss. 11-9 and all other applicable laws, including without limitation thereto, the right to sell, lease or otherwise dispose of any or all of the Collateral and the right to take possession of the Collateral, and for that purpose Secured Party may enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Unless Collateral threatens to decline speedily in value or is a type customarily sold in a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met as such notice is mailed, postage prepaid, to the address of Debtor shown at the beginning of this Security Agreement at least five (5) days before the time of sale or disposition. After sale, all monies will be applied to amounts outstanding under the Floor Plan Agreement, the Note and this Security Agreement, and Debtor will be liable for any remaining deficiencies. Expenses of retaking, holding, preparing for sale, selling or the like shall include Secured Party's reasonable attorneys' fees and legal expenses, plus interest thereon at the highest legal rate per annum. Debtor shall remain liable for any deficiency.

          (2) Secured Party may remedy any default and may waive any default without waiving the default remedied or without waiving any other prior or subsequent default. Secured Party may remedy any default and may waive any default without waiving any other prior or subsequent default.

          (3) The remedies of Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided for herein shall not be construed as a waiver of any of the other remedies of Secured Party.

          (4) Debtor hereby waives all rights which Debtor has or may have under and by virtue of O.C.G.A. ss. 44-14, including, without limitation, the right of Debtor to notice and to a judicial hearing prior to seizure of any Collateral by Secured Party.

SECTION VIII. ADDITIONAL AGREEMENTS.

     1. The terms and conditions contained in a Floor Plan Agreement between Debtor and Secured Party dated April 11, 1997, are hereby incorporated by reference for all purposes as if copied word for word herein.

     2. The term "Debtor" (Borrower) as used in this instrument shall be construed as singular or plural to correspond with the number of persons executing this instrument as Debtor. The pronouns used in this instrument are in the masculine gender but shall be construed as feminine or neuter as occasion may require. "Secured Party" (Bank) and "Debtor" as used in this instrument include, without limitations, the heirs, executors or administrators, successors, representatives, receivers, trustees and assigns of those parties.

     3. Floor Plan inventory inspections will be conducted by Secured Party from time to time at the sole discretion of Secured Party. Debtor agrees to pay in full any item or unit of Collateral that is not located at Debtor's premises or accounted for by Debtor to Secured Party. Debtor shall make payment to Secured Party (Bank) immediately upon notice of demand being given to Debtor pursuant to paragraph 29 (NOTICES) of the Floor Plan Agreement.

     4. (Write in any additional agreements or conditions): See attached Schedule, if appropriate.

     5. MEDIATION, BINDING ARBITRATION. THE PARTIES WILL ATTEMPT IN GOOD FAITH TO RESOLVE ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT BY PARTICIPATING IN MEDIATION AND/OR BINDING ARBITRATION. EACH PARTY AGREES THAT EACH WILL BEAR THEIR RESPECTIVE EXPENSES RELATED TO EITHER MEDIATION AND/OR ARBITRATION. THE PARTIES FURTHER AGREE IF THE MATTER HAS NOT BEEN RESOLVED PURSUANT TO MEDIATION WITHIN THIRTY (30) DAYS OF NOTICE TO MEDIATE GIVEN BY EITHER PARTY, THE CONTROVERSY SHALL BE SETTLED BY ARBITRATION AND SHALL BE GOVERNED BY THE UNITED STATES ARBITRATION ACT, 9 U.S.C. ss.1-16, (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), AND JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED BY ANY

COURT HAVING JURISDICTION THEREOF. THE PARTIES RECOGNIZE THAT BANK COULD BE PREJUDICED BY NOT BEING ABLE TO FORECLOSE ON PROPERTY PLEDGED AS COLLATERAL TO BANK. THE PARTIES AGREE THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISI0NAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION
PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. AT BANK'S OPTION, FORECLOSURE UNDER A DEED OF TRUST OR MORTGAGE MAY BE ACCOMPLISHED BY ANY OF THE FOLLOWING:
THE EXERCISE OF A POWER OF SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL FORECLOSURE. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENENCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     6. NOTICE OF FINAL AGREEMENT: THIS WRITTEN SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



Executed under seal this 11th day of April, 1997.







NationsBank, N.A. (South)                         Kia of Chattanooga, LLC (Seal)
  Secured Party                                             Debtor

By:                                               By /s/ Nelson E. Bowers, II
     -------------------------------                 -------------------------
Timothy W. Kelley                                    Nelson E. Bowers, II
Assistant Vice President                              Chief Manager